Exhibit 99.1
Orion Group Holdings, Inc. Delivering Predictable Excellence November 2024

DISCLAIMER This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

AT A GLANCE

Orion is a leading marine and specialty construction company in the U.S., Canada and Caribbean Basin

COMPANY OVERVIEW

SERVICES

Marine

Transportation facility & infrastructure construction; dredging

Concrete

Commercial, structural, and industrial

Q3 2024 vs Q3 2023

Revenue	Adjusted EBITDA	Adjusted EBITDA Margin
+35%	+62%	+114bps

KEY STATISTICS

$711.8M
2023 Revenue

$23.8M
2023 Adj. EBITDA

1994
Founded

NYSE:ORN
Ticker

Houston, TX
Headquarters

~2,400
Employees

ORION

PHASE 1 OF STRATEGIC PLAN COMPLETED Improved profitability in the concrete business Strengthened business development to drive growth Fortified financial flexibility to optimize growth potential opportunities Implemented minimum bid margins – Pursuing work with strong value proposition –Bolstered management oversight with experienced leaders Recruited high-caliber talent – Investing in resources to deepen client relationships – Doubled backlog - Building on significant contract wins Secured $103M ABL credit facility – Monetized $26M of non-core assets – Investments in IT infrastructure and fleet 01. 02. 03.

Driving our growth potential Foundation in place, turning full attention to growth PHASE 2 OF STRATEGIC PLAN Demand for specialized Marine construction exceeds supply Strategic M&A/Geographic expansion Build out IT capabilities for greater efficiency Integrating all business units on a single platform In a little over a year, we almost quadrupled our pipeline of opportunity from $3B to over $14B Massive opportunities in marine construction New potential in concrete both private and public sector, enabling infrastructure for AI driven data centers

STRONG INDUSTRY TAILWINDS $1.2 trillion Infrastructure Act 01. Multi-year catalyst for public sector projects such as transportation funding, ports, waterways, water infrastructure and bridges. Port expansion and maintenance 02. Larger ships via expanded Panama Canal require deeper shipping channels and expanded infrastructure. U.S. Navy expansions in the Pacific 03. U.S. Navy investments in assets to support the U.S. Navy fleet. Coastal rehabilitation 04. Increased disaster recovery from regional weather events, environmental remediation and sea level rise; $10B projected in Louisiana alone. Growing public sector construction market 08. New market opportunity for Orion Concrete. Data center demand 07. AI driving need for more data centers in North Texas and other weather-safe regions. Economic growth and expansion 06. Leading job and population growth rates in Gulf region. Downstream energy 05. Private investment in LNG and methanol terminals. $30B TAM. Diverse end markets. Multiple sources of funding.

Aging U.S. Navy Infrastructure

Expanding PRC Presence in the Western Hemisphere

We anticipate US Navy funding for port renovations to accelerate

- Aging US Navy port infrastructure – **average dry dock is now 107 years old**[1]
- USN has 9 dry docks in HI & WA; replacement of dry dock 3 in Pearl Harbor underway at estimated cost of $3.6B
- Growing PRC Presence via **Belt & Road Initiative** –~150 countries have now partnered with China under the BRI[2]



● Represents U.S. Navy Infrastructure Locations
● Represents China's Belt & Road Initiative

[1]*FY 2023 Department of the Navy Budget*
[2]*World Economic Forum, November 2023*

ORION

Tampa New Orleans Dallas Houston Port Lavaca Honolulu Anchorage Seattle/Tacoma Orion Local Offices/Operations Orion Headquarters LOCATIONS

Representative Customers Energy Data Centers Government Other end markets (Tourism, Private Residential & Commercial Developers, Commodities, & Agriculture)

$340.7 $202.6 $376.9 $216.7 $602.5 2019 2020 2021 2022 2023 $369.1 $388.2 $263.9 $339.2 $395.9 10.4% 12.3% 8.1% 9.3% 5.2% 2019 2020 2021 2022 2023 Marine Revenue Adj EBITDA Margin MARINE SEGMENT OVERVIEW Orion Marine benefits from high -margin projects with high barriers to entry and consistent maintenance demand • Construction services include construction, restoration, maintenance & repair of ports and docks, marine pipelines, marine transportation facilities, bridges and environmental structures. • Dredging services generally enhance or preserve the navigability of waterways through the removal of soil, sand and rock. Added benefits of protecting shorelines with replenishment of eroded material. • Specialty services include design, salvage, demolition, surveying, towing, diving and underwater inspection, excavation and repair • The Jones Act prevents foreign competition from dredging in the U.S. market CONSTRUCTION DREDGING SPECIALTY Marine Revenue & Adj EBITDA Margin Marine Revenue Backlog ($ in millions) ($ in millions)

$231.6 $236.9 $213.1 $232.1 $159.7 2019 2020 2021 2022 2023 $339.3 $321.8 $337.4 $409.1 $315.9 0.3% 2.1% -1.2% -2.1% 1.0% 2019 2020 2021 2022 2023 Concrete Revenue Adj EBITDA Margin CONCRETE SEGMENT OVERVIEW Improved project margin focus has laid the groundwork for future success • Turnkey concrete construction services for building construction including place and finish, site work, layout, forming, rebar. • Light Commercial: Services include horizontally poured concrete for large tilt walls, slabs, foundations, and paving. • Structural: Services include elevated concrete pouring for columns, decking, elevated beams and structural walls up to 45 stories. • Implemented minimum bid margins and upgrading project management systems to drive improved profitability. LIGHT COMMERCIAL STRUCTURAL Concrete Revenue & Adj EBITDA Margin Concrete Revenue Backlog ($ in millions) ($ in millions)

BACKLOG WINS $572.3 $439.5 $590.0 $448.8 $762.2 2019 2020 2021 2022 2023 ($ in millions) +70% 2022 vs. 2023 Record Backlog Entering 2024 $435M contract (largest in company history) to build dry dock in Pearl Harbor, HI $120M contract to build dry dock in Grand Bahamas shipyard Quadrupled pipeline opportunity from $3B to $14B in just over a year Q3’24 Backlog $690.5M

EXPERIENCED MANAGEMENT TEAM Travis Boone, PE Chief Executive Officer Leadership and management experience in civil, utility/pipeline, commercial building and construction industries. Former regional Chief Executive of AECOM Ardell Allred Executive Vice President Orion Concrete Group Held construction and management roles at companies including Kiewit and Zachry Construction Scott Thanisch Chief Financial Officer Multi-disciplinary finance experience, including corporate development, FP&A, treasury, strategy and accounting across numerous industries Scott Cromack Executive Vice President Orion Marine Group Recently served as a Senior Vice President at Texas Sterling Construction. Also held roles at Kiewit and Zachry Construction Chip Earle General Counsel impressive legal, compliance and risk management background. Recently served as General Counsel of Newpark Resources, Inc. and Bristow Group Alan Eckman Senior Vice President, Strategy & Growth Recently served as Vice President of Business Development at AECOM

FINANCIAL OVERVIEW

FINANCIAL OVERVIEW $709.8 $601.4 $748.3 $711.8 $781.1 2020 2021 2022 2023 LTM Annual Revenue ($ in millions) $54.4 $17.3 $22.9 $23.8 $39.6 2020 2021 2022 2023 LTM Adj. EBITDA1 ($ in millions) LTM Revenue by Segment Q3’24 Backlog by Segment LTM Adj. EBITDA1 by Segment 66% 34% Marine Concrete 78% 22% Marine Concrete 64% 36% Marine Concrete 1) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to "Non-GAAP Supplemental Information” LTM as of period ended 9/30/2024

Q3 2024 Q3 2023 Growth (YoY) Revenue $226.7M $168.5M +35% GAAP EPS $0.12 $(0.02) N/A Adjusted EBITDA $15.2M $9.4M +62% Adjusted EBITDA Margin 6.7% 5.6% +114 bps THIRD QUARTER 2024

BALANCE SHEET AND LIQUIDITY Cash & Cash Equivalents $28.3M Net Debt Outstanding $28.0M Availability on Revolver $46.1M September 30, 2024 On September 12, 2024, raised $26.5 million in net proceeds from a 5.6 million share offering, which included the full shoe, at $5.15 per share.

FY 2024 Revenue $850M - $900M GAAP EPS $(0.10) - $0.04 Adjusted EPS $0.11 - $0.22 Adjusted EBITDA $40M - $45M 2024 GUIDANCE

INVESTMENT HIGHLIGHTS Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages 01. Experienced Management Team Focused on Growth and Financial Performance 02. Large Market Opportunity with Strong Tailwinds and Demand Drivers 03. Diversified Revenue with Blue-Chip and Government Clients 04. Strong Execution of Strategic Plan to Deliver Enhanced Growth and Returns 05. Significant Upside Potential: Strong Demand in Both Concrete and Marine Segments 06.

APPENDIX

NON-GAAP SUPPLEMENTAL INFORMATION

Net Income to Adjusted EBITDA Reconciliation

	Year Ended December 31,				LTM September 30,
	2020	2021	2022	2023	2024
Net income (loss)	$ 20,220	$ (14,560)	$ (12,612)	$ (17,875)	$ (12,763)
Income tax expense	1,976	502	429	330	202
Interest expense, net	4,737	4,940	4,352	11,556	14,211
Depreciation and amortization	27,217	25,430	24,057	23,878	24,554
EBITDA (1)	54,150	16,312	16,226	17,889	26,204
Share-based compensation	1,998	2,401	2,754	2,042	3,139
Net gain on Port Lavaca South Yard property sale	—	—	—	(5,202)	—
ERP implementation	1,488	4,925	1,867	1,378	2,209
Severance	175	96	948	809	768
Intangible asset impairment loss	—	—	—	6,890	6,890
Professional fees related to management transition	—	—	1,118	—	—
Process improvement initiatives	—	—	—	—	393
ISG initiative	369	—	—	—	—
Insurance disposal on recovery, net	(2,859)	—	—	—	—
Recovery on disputed receivable	(898)	—	—	—	—
Net gain on Tampa property sale	—	(6,435)	—	—	—
Adjusted EBITDA(2)	**$ 54,423**	**$ 17,299**	**$ 22,913**	**$ 23,806**	**$ 39,603**

(1) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, severance, intangible asset impairment loss, professional fees related to management transition, ISG initiative, insurance disposal on recovery, net, recovery on disputed receivable and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON-GAAP SUPPLEMENTAL INFORMATION

Net Income to Adjusted Operating EBITDA Reconciliation

	Three months ended September 30,		Nine months ended September 30,	
	2024	2023	2024	2023
Net income (loss)	$ 4,262	$ (660)	$ (8,398)	$ (13,510)
Income tax expense (benefit)	82	(123)	347	475
Interest expense, net	3,544	3,393	10,239	7,584
Depreciation and amortization	5,568	6,093	17,558	16,882
EBITDA (1)	13,456	8,703	19,746	11,431
Share-based compensation	1,016	364	2,930	1,833
Net gain on Port Lavaca South Yard property sale	—	—	—	(5,202)
ERP implementation	342	314	1,641	810
Severance	4	—	85	126
Process improvement initiatives	393	—	393	—
Adjusted EBITDA(2)	$ 15,211	$ 9,381	$ 24,795	$ 8,998
Operating income margin	3.4 %	1.5 %	0.3 %	(1.2)%
Impact of other income	— %	0.1 %	0.1 %	0.1 %
Impact of depreciation and amortization	2.5 %	3.6 %	3.0 %	3.3 %
Impact of share-based compensation	0.4 %	0.2 %	0.5 %	0.4 %
Impact of net gain on Port Lavaca South Yard property sale	— %	— %	— %	(1.0)%
Impact of ERP implementation	0.2 %	0.2 %	0.3 %	0.2 %
Impact of severance	— %	— %	— %	— %
Impact of process improvement initiatives	0.2 %	— %	0.1 %	— %
Adjusted EBITDA margin(2)	6.7 %	5.6 %	4.3 %	1.8 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, severance and process improvement initiatives. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON-GAAP SUPPLEMENTAL INFORMATION

Net Income to Adjusted Operating EBITDA Reconciliation by Segment

	Year Ended December 31,										LTM September 30,	
	2019		2020		2021		2022		2023		2024	
	Marine	Concrete	Marine	Concrete	Marine	Concrete	Marine	Concrete	Marine	Concrete	Marine	Concrete
Operating income (loss)	$ 12,841	$ (10,648)	$ 29,815	$ (3,229)	$ 5,760	$ (15,077)	$ 9,787	$ (17,817)	$ 3,670	$ (10,300)	$ (590)	$ 1,892
Other income	192	578	346	2	199	—	199	—	641	—	266	82
Depreciation and amortization	19,889	8,519	18,369	8,847	17,287	8,143	16,592	7,465	18,219	5,659	20,206	4,348
EBITDA	32,922	(1,551)	48,530	5,620	23,246	(6,934)	26,578	(10,352)	22,530	(4,641)	19,882	6,322
Share-based compensation	2,470	283	1,841	157	2,306	95	2,671	83	1,958	84	2,910	229
Net gain on Port Lavaca South Yard property sale	—	—	—	—	—	—	—	—	(5,202)	—	—	—
ERP implementation	—	—	795	693	2,161	2,764	846	1,021	766	612	1,420	789
Severance	609	36	81	94	80	16	948	—	721	88	768	—
Intangible asset impairment loss	—	—	—	—	—	—	—	—	—	6,890	—	6,890
Professional fees related to management transition	—	—	—	—	—	—	494	624	—	—	—	—
Process improvement initiatives	—	—	—	—	—	—	—	—	—	—	256	137
ISG initiative	2,491	2,290	190	179	—	—	—	—	—	—	—	—
Insurance disposal on recovery, net	—	—	(2,859)	—	—	—	—	—	—	—	—	—
Recovery on disputed receivable	—	—	(898)	—	—	—	—	—	—	—	—	—
Net gain on Tampa property sale	—	—	—	—	(6,435)	—	—	—	—	—	—	—
Adjusted EBITDA(1)	**$ 38,492**	**$ 1,058**	**$ 47,680**	**$ 6,743**	**$ 21,358**	**$ (4,059)**	**$ 31,537**	**$ (8,624)**	**$ 20,773**	**$ 3,033**	**$ 25,236**	**$ 14,367**
Adjusted EBITDA margin (1)	**10.4%**	**0.3%**	**12.3%**	**2.1%**	**8.1%**	**(1.2)%**	**9.3%**	**(2.1)%**	**5.2%**	**1.0%**	**4.9%**	**5.3%**

(1) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, severance, intangible asset impairment loss, professional fees related to management transition, process improvement initiatives, ISG initiative, insurance disposal on recovery, net, recovery on disputed receivable and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON-GAAP SUPPLEMENTAL INFORMATION Guidance Range - Adjusted EBITDA Reconciliation (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for stock-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, and severance. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. Twelve Months Ended December 31, 2024 Net (loss) income $ (3,543) $ 1,457 Income tax expense 728 728 Interest expense, net 12,675 12,675 Depreciation and amortization 23,168 23,168 EBITDA (1) 33,028 38,028 Share-based compensation 4,023 4,023 ERP implementation 2,092 2,092 Process improvement initiatives 680 680 Severance 177 177 Adjusted EBITDA(2) $ 40,000 $ 45,000

NON-GAAP SUPPLEMENTAL INFORMATION Guidance Range – Reconciliation of Adjusted Net Income (Loss) (1) Items are taxed discretely using the Company's effective tax rate which differs from the Company’s statutory federal rate primarily due to state income taxes and the non-deductibility of other permanent items Twelve Months Ended December 31, 2024 Net (loss) income $ (3,543) $ 1,457 Adjusting items and the tax effects: Share-based compensation 4,023 4,023 ERP implementation 2,092 2,092 Process improvement initiatives 680 680 Severance 177 177 Tax rate applied to adjusting items (1) (1,464) (1,464) Total adjusting items and the tax effects 5,508 5,508 Federal and state tax valuation allowances 1,687 518 Adjusted net income $ 3,652 $ 7,483 Adjusted EPS $ 0.11 $ 0.22

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